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                                                                    EXHIBIT 23.3


                          CONSENT OF DIRECTOR-NOMINEE

        The undersigned hereby consents to being named as a director-nominee of SpeedFam International, Inc. in the section entitled "Management" in the Registrant's Registration Statement on Form S-3 filed September 17, 1997.


                                                     /s/ Richard S. Hill
                                                _______________________________
                                                         Richard S. Hill